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                                                                    EXHIBIT 4.01


         NUMBER                                                           SHARES
         FBU
         COMMON STOCK

                                    HNC Inc.

INCORPORATED UNDER THE LAWS OF                               SEE REVERSE FOR
THE STATE OF DELAWARE                                        CERTAIN DEFINITIONS

                                                             CUSIP 40425P 10 7

         This Certifies that

         is the record holder of




         FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PAR VALUE PER SHARE OF

                                HNC Software Inc.

         transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid unless countersigned and registered by the Transfer Agent and Registrar.

                  WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

                  Dated

         /s/ Kenneth J. Saunders                       /s/ John Mutch
          SECRETARY                                CHIEF EXECUTIVE OFFICER

                                [Corporate Seal]


         COUNTERSIGNED AND REGISTERED:
                  EQUISERVE TRUST COMPANY, N.A.
                           TRANSFER AGENT AND REGISTRAR

         BY


                           AUTHORIZED SIGNATURE
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         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

         THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS (THE "RIGHTS") AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN HNC SOFTWARE INC. (THE "COMPANY") AND EQUISERVE TRUST COMPANY, N.A., AS RIGHTS AGENT, DATED AS OF MARCH 6, 2002, AS SUCH MAY SUBSEQUENTLY BE AMENDED (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. AS DESCRIBED IN SECTION 7(f) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN OTHER PERSONS SHALL BECOME NULL AND VOID.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

                  TEN COM -- as tenants in common
                  TEN ENT -- as tenants by the entireties
                  JT TEN  -- as joint tenants with right
                             of survivorship and not as
                             tenants in common


                  UNIF GIFT MIN ACT --   ______________ Custodian _____________
                                            (Cust)                   (Minor)

                                         under Uniform Gifts to Minors

                                         Act __________________________________
                                                        (State)


                  UNIF TRF MIN ACT  --   _______ Custodian (until age _________)
                                            (Cust)

                                         _______________ under Uniform Transfers
                                            (Minor)

                                         to Minors Act ________________________
                                                             (State)



    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

__________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _____________________

                                        X_______________________________________

                                        X_______________________________________

                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ___________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.